Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Equable Shares Hedged Equity Fund (the “Fund”)

Institutional Class EQHEX
(Class I)

A Series of Series Portfolios Trust (the “Trust”)

Supplement dated September 3, 2025 to
the Summary Prospectus, Prospectus, and Statement of Additional Information dated
February 28, 2025, as supplemented May 12, 2025 and July 7, 2025.

As previously announced, the Board of Trustees of the Trust (the “Board”) has approved the conversion of the Fund from a mutual fund to an exchange-traded fund (an “ETF”) (the “ETF Conversion”). In connection with, and in preparation for, the ETF Conversion, the Board has approved a reverse stock split of the issued and outstanding shares of the Equable Shares Hedged Equity Fund. Shareholders of record of the Fund on September 15, 2025 will participate in the reverse stock split. After the close of the markets on September 16, 2025, the Fund will effect a one for two reverse split of the Fund’s issued and outstanding shares of common stock. No trading in the Fund will be permitted on September 16, 2025, the day of the stock split.

As a result of the reverse stock split, every two shares of the Equable Shares Hedged Equity Fund will be exchanged for one share of the Fund. Accordingly, the number of the Fund’s issued and outstanding share will decrease by 50% and the Fund’s per share net asset value (“NAV”) will increase two fold.

The shares of the Equable Shares Hedged Equity Fund will be offered on a split-adjusted basis on September 17, 2025. The value of a shareholder’s investment will not be affected by the reverse stock split. The table below illustrates the effect of a hypothetical one for two reverse split on a shareholder’s investment:

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$14	$1,400
Post-Split	50	$28	$1,400

* * * * *

Please retain this Supplement for your reference.